Case No.: 97-02395PJW Thru 97-02401PJW                           Accrual Basis-1

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                        for the month ending March, 1999





                                  Document        Previously        Explanation
Required Attachments:             Attached         Submitted         Attached

1.  Tax Receipts                    ( )               (X)               ( )

2.  Bank Statements                 (X)               ( )               ( )

3.  Most recently filed             ( )               (X)               ( )
    Income Tax Return

4.  Most recent Annual              (X)               ( )               ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


    /s/  Windle R. Ewing                          Vice President
---------------------------------       ---------------------------------
SIGNATURE OF RESPONSIBLE PARTY                        TITLE



       Windle R. Ewing                            April 29, 1999
---------------------------------       ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE



PREPARER:

       /s/  Tom Matta                           Accounting Manager
---------------------------------       ---------------------------------
   SIGNATURE OF PREPARER                              TITLE



        Tom Matta                                 April 29, 1999
---------------------------------       ---------------------------------
PRINTED NAME OF PREPARER                               DATE


    All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)


                            COMPARATIVE BALANCE SHEET

ASSETS                                                         Month           Month           Month
                                                              1/31/99         2/28/99         3/31/99
1   Cash                                                        $720,606        $696,626        $674,614
2   Accounts Receivable (Net)                                    965,044         965,044         965,044
3   Inventory                                                     34,190          34,190          34,190
4   Notes Receivable                                                  -               -               -
5   Prepaid Expenses                                              15,166          15,166          15,166
6   Other (Attach List)                                               -               -               -
7   Total Current Assets                                       1,735,006       1,711,026       1,689,014
8   Property, Plant & Equipment                               10,454,993      10,454,993      10,454,993
9   Less: Accumulated Depreciation/Depletion                   5,811,127       5,811,127       5,811,127
10  Net Property, Plant & Equipment                            4,643,866       4,643,866       4,643,866
11  Due From Affiliates & Insiders                                    -               -               -
12  Intangibles (Attach List)                                         -               -               -
12a Debt Issuance Cost                                                -               -               -
13  Other (Attach List)                                        2,024,310       2,024,310       2,024,310
14  Total Assets                                              $8,403,182      $8,379,202      $8,357,190

POSTPETITION LIABILITIES
15  Accounts Payable                                           5,386,224       5,380,760       5,380,759
15a Accrued Telecommunications Costs                             967,430         967,430         967,430
16  Taxes Payable                                                     -               -               -
16a Accrued Taxes Payable                                             -               -               -
17  Notes Payable                                                     -               -               -
18  Professional Fees                                                 -               -               -
19  Secured Debt                                                      -               -               -
20  Due To Affiliates & Insiders                                      -               -               -
21  Other (Attach List)                                               -               -               -
22  Total Postpetition Liabilities                             6,353,654       6,348,190       6,348,189

PREPETITION LIABILITIES
23. Secured Debt                                               4,267,093       4,267,093       4,267,093
24. Priority Debt (Attach List)                                   91,675          91,675          91,675
24a Redeemable Preferred Stock                                 1,620,000       1,620,000       1,620,000
25  Unsecured Debt                                            47,444,515      47,444,515      47,444,515
26  Other (Attach List)                                               -               -               -
27  Total Prepetition Liabilities                             53,423,283      53,423,283      53,423,283
28  Total Liabilities                                         59,776,937      59,771,473      59,771,472

EQUITY
29  Owner's Prepetition Equity                               (12,258,875)    (12,258,875)    (12,258,875)
30  Postpetition Cumulative Profit or (Loss)                 (39,114,880)    (39,133,396)    (39,155,406)
31. Total Equity (Deficit)                                   (51,373,755)    (51,392,271)    (51,414,281)
32  Total Liabilities & Owner's Equity                         $8,403,182      $8,379,202     $8,357,191

In Re:   SA Telecommunications, Inc.                             Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                 Month          Month          Month
                                                1/31/99        2/28/99        3/31/99
6   Other Current Assets
    A/R-Jack Matz                                    0              0              0
    A/R Prarie Systems, Inc.                         0              0              0
    A/R Line Costs                                   0              0              0
    Long Distance Network N/R                        0              0              0
                                            ----------------------------------------
                                                     0              0              0
                                            ========================================

12  Intangibles
    Goodwill (net of amortization)                   0              0              0
                                            ========================================

13  Other Non-Current Assets
    Prepaid Employee Settlement (net)                0              0              0
    Security Deposits & Miscellaneous        2,024,310      2,024,310      2,024,310
                                            ----------------------------------------
                                             2,024,310      2,024,310      2,024,310
                                            ========================================

21  Other Post-Petition Liabilities
    Accr Payroll/Payroll Taxes/Benefits              0              0              0
    Accr Medical Ins                                 0              0              0
    Accr Property Taxes                              0              0              0
                                            ----------------------------------------
                                                     0              0              0
                                            ========================================
24  Priority Debt
    Accrued Payroll/Employee Benefits           20,513         20,513         20,513
    Accrued Property Taxes                      71,162         71,162         71,162
    Accrued Sales Taxes                              0              0              0
                                            ----------------------------------------
                                                91,675         91,675         91,675
                                            ========================================

Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                 Accrual Basis -3

                           SA TELECOMMUNICATIONS, INC.

                                INCOME STATEMENT


                                            Month            Month            Month
                                    January, 1999   February, 1999      March, 1999
                                    -------------   --------------      -----------
REVENUES
1 Gross Revenues                               0                0               0
2 Less: Returns & Discounts
3 Net Revenue                                  0                0               0

COST OF GOODS SOLD

4 Beginning Inventory
5 Add: Purchases
6 Less: Ending Inventory
7 Cost Of Goods Sold
8 Gross Profit                                 0                0               0

OPERATING EXPENSES

9  Officer/Insider Compensation            4,133            8,147           8,147
10 Direct Labor/Salaries                   3,223            3,223           3,223
11 Payroll Taxes                                            1,151           1,151
12 Rent & Lease Expense                    2,332              665             665
13 Insurance
14 Depreciation/Amortization                  -                -               -
15 General & Administrative               10,145            3,040           9,045
16 Other (Attach List)                        -                -               -
17 Total Operating Expenses               19,833           16,226          22,231
18 Operating Income                      (19,833)         (16,226)        (22,231)

OTHER INCOME & EXPENSES

19 Other Income (Attach List)
20 Other Expenses (Attach List)
21 Interest Expense
22 Other                                  38,019            1,797           1,980
23 Net Other Income & Expenses            38,019            1,797           1,980

REORGANIZATION EXPENSES

24 Professional Fees                      (1,798)          (4,085)         (1,760)
25 U.S. Trustee Fees
26 Other (Attach List)
27 Total Reorganization Expenses
28 Income Tax
29 NET PROFIT (LOSS)                      16,388          (18,514)        (22,011)

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                   Accrual Basis -4


CASH RECEIPTS AND DISBURSEMENTS

                 TOTAL SATEL    TOTAL SATEL    TOTAL SATEL    TOTAL SATEL    TOTAL SATEL     TOTAL SATEL    TOTAL SATEL    TOTAL
                     A/P         MAIN OPER.        P/R          GREYROCK        MISC.          CD & NEC     PETTY CASH     SATEL
1. BEG. BAL      (1,202.92)      31,724.98           -              -         79,770.46       586,333.35           -     696,625.87
2. CASH                 -               -            -              -                -                -            -             -
   SALES
3. RECEIPTS             -               -            -              -                -          1,979.77           -       1,979.77
4. LOANS &              -               -            -              -                -                -            -             -
   ADVANCES
5. SALE                 -               -            -              -                -                -            -             -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER         253.00       78,448.33           -              -        (75,000.00)              -            -       3,701.33
                   -------      ----------         ---            ---        ----------       ----------         ---     ----------

7. TOTAL
   RECEIPTS         253.00       78,448.33           -              -        (75,000.00)        1,979.77           -       5,681.10
8. TOTAL
   CASH AVAIL.     (949.92)     110,173.31           -              -          4,770.46       588,313.12           -     702,306.97
                   -------      ----------         ---            ---        ----------       ----------         ---     ----------

*DISBURSE-
  MENTS                 -       (27,692.88)          -              -                                  -           -     (27,692.88)
EOM
BALANCE            (949.92)      82,480.43           -              -          4,770.46       588,313.12           -     674,614.09
                   -------      ----------         ---            ---        ----------       ----------         ---     ----------





* See attached detail of disbursements by check number, date, payee and amount.

Debtor:   SA Telecommunications, Inc. and Subsidiaries          Accrual Basis-5

Case No:  97-2395 through 97-2401

ACCOUNTS RECEIVABLE AGING
       0 - 30 days old                                               $  965,044
       31 - 60 days old                                                      -
       61 - 90 days old                                                      -
       91 + days old                                                         -
       Total Accounts Receivable                                     $  965,044
       Amount Considered Uncollectable                                       -
       Account Receivable                                            $  965,044


AGING OF POSTPETITION ACCOUNTS PAYABLE

                            0 - 30             31 - 60            61 - 90              91+
                             DAYS               DAYS               DAYS               DAYS               TOTAL
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------
ACCOUNTS PAYABLE       $    5,380,759     $              -   $              -   $               -  $    5,380,759


STATUS OF POSTPETITION TAXES

                                BEGINNING           AMOUNT                                 ENDING
                                   TAX             WITHHELD             AMOUNT               TAX             DELINQUENT
                               LIABILITY*         OR ACCRUED*            PAID             LIABILITY            TAXES
FEDERAL
Withholding**                     13,311              1,909             2,863             12,356
FICA-Employee**                    6,423                767             1,151              6,040
FICA-Employer**                    6,423                767             1,151              6,040
Unemployment                       1,006                  -                 -              1,006
Income
Other (Attach List)
Total Federal Taxes               27,163              3,444             5,165             25,442                   -

STATE AND LOCAL
Withholding                            -                  -                 -                  -
Sales                            451,319*                 -                 -            451,319
Excise
Unemployment                       6,714                  -                 -              6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local              458,033                  -                 -            458,033                   -
 Total Taxes                     485,196              3,444             5,165            483,475                   -

* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report. the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit

Case Nos. 97-972395 (PJW)     SA TELECOMMUNICATIONS, INC.      ACCRUAL BASIS - 6
  THROUGH 02401 (PJW)


BANK RECONCILIATIONS              Acct #1                Acct #2                   Acct #3
                                    USC                    USC                       USC
A.  Bank                        Wells Fargo            Wells Fargo               Wells Fargo
B.  Acct #                      4311-269112            4311-269120               4311-269138

C.  Purpose                         A/P                 Operating                  Payroll
                                    ---                 ---------                  -------

1   Balance per Bank Statement         -                82,515.93                     -
2   + Deposits not credited                                  -                        -
3   - Outstanding Checks          (1,770.07)                 -                        -
4   +/- Other Reconciling items      820.15                (35.50)                    -
                               ==============        ================           ==============
5   Month End Balance per books     (949.92)            82,480.43                     -
                               ==============        ================           ==============


BANK RECONCILIATIONS              Acct #4                Acct #7                    Acct #10            Acct #11
                                    NEC                    USC                       AddTel              AddTel
A.  Bank                          Various              Wells Fargo                 Wells Fargo         Wells Fargo
B.  Acct #                        Various              4311-269146                 0933 051211       1290-000025-000

C.  Purpose                  Misc.Depository            Insurance                   Operating              CD
                             ---------------            ---------                   ---------              --

1   Balance per Bank Statement   588,313.12              2,107.28                     -                     -
2   + Deposits not credited
3   - Outstanding Checks                 -                (635.28)                    -
4   +/- Other Reconciling items          -               3,298.46                     -
                               ==============        ===============            ================     ===============
5   Month End Balance per books  588,313.12              4,770.46                     -                     -
                               ==============        ===============            ================     ===============

Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS - 7
                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                                 Insiders
                                                                                            Cumulative
                                                            Type of         Amount             Unpaid
         Name                       Position                Payment          Paid              Balance
1    Igor Mamantov             VP-Corp Development          Payroll         Resigned
2    Dennis Lee Gundy          VP-Operations                Payroll         Resigned
3    Jeffery M. Petrie         VP-Telemarketing             Payroll         Resigned
4    Windle R. Ewing           VP-Tariffs and Reg. Affair   Payroll            5,577.68
5    Thomas J. Brighi          VP-Telemarketing             Payroll         Resigned
6    George M. Trevino         Controller                   Payroll         Resigned
7    Kellie Watts              Asst. General Counsel        Payroll         Resigned
8    Julie Judd                HR Administrator             Payroll         Resigned
9    Cheryl Leahy              Asst. Controller             Payroll         Resigned
10   Chuck Leblo                                            Payroll         Resigned
                               Total Payments to Insiders                     $5,577.68



                                                              PROFESSIONALS

                                                Date of Court                                                 Total
                             Type of          Order Authorizing       Amount             Amount               Paid
           Name            Professional            Payment           Approved             Paid               To Date
      ---------------- --------------------- --------------------- -------------- --------------------- ------------------
1
2          None                None                  None              None               None
3
4
Total Payments to Professionals


                                                 ADEQUATE PROTECTIONS PAYMENTS

                           Scheduled Monthly    Amounts Paid        Total Unpaid
        Name of Creditor      Payments Due     During the Month    Post Petition

1                                None                None                   -
2
3
4
5

                    Total    $    -              $    -

97-02395PJW THRU 97- 02401PJW                                  ACCRUAL BASIS - 8


------------------------------------------------------------------------------------ ---------- ----------
QUESTIONNAIRE                                                                           YES        NO
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
1.       Have any assets been sold or transferred outside the normal course of
         business this recording period?                                                            X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
2.       Have any funds been disbursed from any account other
         than a debtor in possession account?                                          X (1)
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
3.       Are any postpetition receivables (accounts, notes, or
         loans) due from related parties?                                                           X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
4.       Have any payments been made on prepetition liabilities
         this reporting period?                                                        X (2)
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
5.       Have any postpetition loans been received by the debtor
         from any party?                                                               X (3)
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
6.       Are any postpetition payroll taxes past due?                                               X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
7.       Are any postpetition state or federal income taxes past
         due?                                                                                       X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
8.       Are any postpetition real estate taxes past due?                                           X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
9.       Are any other postpetition taxes past due?                                                 X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
10.      Are any amounts owed to postpetition creditors past due?
                                                                                                    X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
11.      Have any prepetition taxes been paid during the
         reporting period?                                                                          X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
12.      Are any wage payments past due?                                                            X
------------------------------------------------------------------------------------ ---------- ----------

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

(1) Prepetition  accounts  retained during this period per court order.
(2) Only items such as payroll and benefits approved by court order.
(3) Only amounts per D.I.P. Financing Agreement approved by court order.



------------------------------------------------------------------------------------ ---------- ----------
INSURANCE                                                                               YES        NO
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
1.       ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
         INSURANCE COVERAGES IN EFFECT?                                                  X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?
                                                                                         X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
3.       PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------ ---------- ----------

If the answer to any of the above  questions is "no",  or if any  policies  have
been  canceled  or  not  renewed  during  this  reporting  period,   provide  an
explanation below. Attached additional sheets if necessary.

----------------------------------------------------------------------------------------------------------------
                                              INSURANCE POLICIES
----------------------------------------------------------------------------------------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------
       TYPE OF                                                                           PAYMENT AMOUNT
       POLICY                CARRIER                   PERIOD COVERED                      & FREQUENCY
---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------
                                See          schedule of current policies.
                             attached
---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------
---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                     Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries

-------------------------------------------------------------------------------------------------------------------------------
                                                          PERSONNEL
-------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------- --------------------- ----------------------
                                                                                        Full Time              Part Time
                                                                                          Total                  Total
1.    Total number of employees at beginning of period                                      2                      -
2.    Total number of employees hired during the period                                     -                      -
3.    Number of employees terminated or resigned during the period                          -                      -
4.    Total number of employees on payroll at end of period                                 2                      -
---------------------------------------------------------------------------------- --------------------- ----------------------



--------------------------------------------------------------------------------
                                Change of Address
--------------------------------------------------------------------------------


         If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

         DATE OF CHANGE:  ______________________

         NEW ADDRESS: